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                                                                    Exhibit 23.1



October 24, 2000

PricewaterhouseCoopers LLP
One International Place
Boston, MA 02110

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 21, 2000 relating to the financial statements and financial statement schedules of Brookstone, Inc. which appear in Brookstone's Annual Report on Form 10-K for the year ended January 29, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2000